UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2023

FLANIGAN’S ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Florida	1-6836	59-0877638
(State or other jurisdiction of	(Commission	(IRS Employer
of incorporation)	File Number	Identification Number)

5059 N.E. 18th Avenue, Fort Lauderdale, Florida 33334

(Address of principal executive office and ZIP code)

Registrant’s telephone number, including area code): (954) 377-1961

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 240.425)
☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	BDL	NYSE AMERICAN

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

*The date of this Report is indicated to be February 22, 2023, provided, however, the breach of lender covenant disclosed hereunder may be deemed to have occurred on or about December 31, 2022.

In February 2023, Flanigan’s Enterprises, Inc. (the “Company” or “we”) determined that as of December 31, 2022, we did not meet the required Post-Distribution Basic Fixed Charge Coverage Ratio (the “Post-Distribution/Fixed Charge Covenant”) contained in each of our six (6) loans (the “Institutional Loans”) with our unrelated third party institutional lender (the “Institutional Lender’). The Post-Distribution/Fixed Charge Covenant requires we maintain a ratio of at least 1.15 to 1.00 and for the twelve (12) months ended December 31, 2022 our ratio was calculated to be 1.13 to 1.00. On February 23, 2023, we received from the Institutional Lender, a written waiver of the non-compliance with the Post-Distribution/Fixed Charge Covenant (the “Covenant Non-Compliance”), pursuant to which, among other things, the Institutional Lender waived (1) the non-compliance as of December 31, 2022 and (2) their right to exercise certain remedies under the Institutional Loans. While we believe we may regain compliance with the Post-Distribution/Fixed Charge Covenant as of the end of our second fiscal quarter of our fiscal year ending September 30, 2023, continued non-compliance with the Post-Distribution/Fixed Charge Covenant or any other covenant(s) to which we are subject and which are contained in the Institutional Loans, grants the Institutional Lender the right to exercise certain remedies under the Institutional Loans, including the right to accelerate the indebtedness owed by us thereunder, resulting in the indebtedness under the Institutional Loans to be immediately due and payable, which would have a material adverse effect on the Company. There can be no assurances that we will be in compliance with our financial covenants contained in the Institutional Loans in future periods.

Item 3.01	Notice of Delisting for Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in Item 2.04 is incorporated herein by reference.

On February 22, 2023, we received a notice of noncompliance from the NYSE American LLC (the “Exchange”) stating that we are not in compliance with the Exchange’s continued listing standards under the timely filing criteria outlined in Section 1007 of the Exchange’s Company Guide (the “Company Guide”) because we failed to timely file our Quarterly Report on Form 10-Q for the period ended December 31, 2022 (the "Delayed Form 10-Q"), which was due to be filed with the Securities and Exchange Commission (“SEC”) no later than February 21, 2023 (the “Filing Delinquency”).

We have been unable to file the Delayed Form 10-Q because additional time is needed to finalize the Delayed Form 10-Q and furnish the XBRL Interactive Data File exhibits required by Item 601(b)(101) of Regulation S-K.

In accordance with the Exchange’s rules, we contacted the Exchange to discuss the Filing Delinquency and issued a press release on February 28, 2023 pertaining thereto, which is included as Exhibit 99.1 to this Current Report on Form 8-K. We are actively working to complete the Delayed Form 10-Q and intend to file the Delayed Form 10-Q under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as soon as reasonably practicable.

As a result of the foregoing, we have become subject to the procedures and requirements of Section 1007 of the Company Guide. During the six-month period from the date of the Filing Delinquency (the “Initial Cure Period”), the Exchange will monitor the Company and the status of the Delayed Form 10-Q and any subsequent reports until the Filing Delinquency is cured. If we fail to cure the Filing Delinquency within the Initial Cure Period, the Exchange may, in its sole discretion, allow our securities to be traded for up to an additional six-month period (the “Additional Cure Period”), depending on the Company’s specific circumstances. If the Exchange determines that an Additional Cure Period is not appropriate, suspension and delisting procedures will commence in accordance with the procedures set forth in Section 1010 of the Company Guide.

Notwithstanding the foregoing, however, the Exchange may in its sole discretion decide (i) not to afford the Company any Initial Cure Period or Additional Cure Period, as the case may be, at all or (ii) at any time during the Initial Cure Period or Additional Cure Period, to truncate the Initial Cure Period or Additional Cure Period, as the case may be. Furthermore, the Exchange may immediately commence suspension and delisting procedures if the Company is subject to delisting pursuant to any other provision of the Company Guide, including if the Exchange believes, in its sole discretion, that continued listing and trading of the Company’s securities on the Exchange is inadvisable or unwarranted in accordance with Sections 1001-1006 of the Company Guide.

In the interim, the Company’s securities will continue to be listed on the Exchange, subject to our compliance with other continued listing requirements, and the Company’s common stock will continue to trade under the symbol “BDL.” The Exchange will make a late filer (“.LF”) indicator available on the consolidated tape. Each data vendor that disseminates the quotes and trades of Exchange-listed issuers may append this indicator to the ticker symbol of the Company. Each vendor is free to use an indicator of its own choosing so the letter or symbol used to indicate this status may differ from vendor to vendor. The Exchange also publishes a list of noncompliant issuers and displays the ..LF indicator on its website.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release dated February 28, 2023.

Disclosures About Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, including, without limitation, the Company’s expectations as to the timing of the filing of the Delayed Form 10-Q.

These forward-looking statements involve risks and uncertainties, and actual results could vary materially from these forward-looking statements. Factors that may cause future results to differ materially from management’s current expectations include, among other things, that the completion and filing of the Delayed Form 10-Q will take longer than expected and that the Company will be unable to file the Delayed Form 10-Q within the Initial Cure Period or Additional Cure Period. The Company disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLANIGAN’S ENTERPRISES, INC.
(Registrant)

Date: March 1, 2023	By:	/s/ Jeffrey D. Kastner
Jeffrey D. Kastner
Chief Financial Officer, General Counsel,
Secretary